Segment Information and Geographic Data	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
Segment Information and Geographic Data

13. Segment Information and Geographic Data

The company is organized and operates in one reportable segment. The Company’s chief operating decision maker is its chief executive officer, who reviews financial information presented on a consolidated basis for the purpose of making operating decisions and assessing financial performance.

Platform subscription and marketing solutions revenue are principally derived from North America. Revenue from non-North American sources represented 7% and 9% of total revenue in 2011 and 2012, respectively.

Property and equipment in non-North American geographic locations represented 23% and 26% of total assets as of December 31, 2011 and 2012, respectively.